NUVEEN MID CAP GROWTH OPPORTUNITIES FUND

SUPPLEMENT DATED DECEMBER 20, 2024

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED FEBRUARY 29, 2024

Important Notice Regarding Change in Investment Policy and Name

The Board of Directors of Nuveen Mid Cap Growth Opportunities Fund (the “Fund”) has approved the following changes to the Fund’s name and its non-fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 (“Name Policy”), which are expected to go into effect on February 28, 2025:

●	The Fund’s name will be changed from Nuveen Mid Cap Growth Opportunities Fund to “Nuveen Small/Mid Cap Growth Opportunities Fund.”

●

The Fund’s Name Policy to invest, under normal market conditions, at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of mid-capitalization companies will change to the following:

Under normal circumstances, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of small- and mid-capitalization growth companies.

Gregory J. Ryan, Casey R. Weston and Bihag N. Patel will continue to serve as portfolio managers of the Fund until the changes described above go into effect, at which time Jon A. Loth and Thomas W. Conklin Jr. will replace Mr. Weston and Mr. Patel and join Mr. Ryan as the portfolio managers of the Fund.

See “How We Manage Your Money – Who Manages the Funds” in the prospectus for a description of Mr. Loth’s and Mr. Ryan’s relevant experience.

Thomas W. Conklin Jr., CFA, Managing Director, entered the financial services industry in 2001. He joined Nuveen Asset Management, LLC (“NAM”) in 2012. Prior to joining NAM, Mr. Conklin served as a vice president and senior research analyst at Robert W. Baird & Co.

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PROSPECTUS AND/OR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-FMCGO-1224P